Vanguard® Diversified Equity Fund
Schedule of Investments (unaudited)
As of January 31, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard U.S. Growth Fund Investor Shares	11,695,793	858,471
Vanguard Growth and Income Fund Investor Shares	8,757,349	595,587
Vanguard WindsorTM Fund Investor Shares	26,240,567	593,299
Vanguard Windsor II Fund Investor Shares	9,301,793	449,463
Vanguard ExplorerTM Fund Investor Shares	2,488,471	296,278
Vanguard Mid-Cap Growth Fund	5,883,321	141,788
Total Investment Companies (Cost $1,688,767)		2,934,886
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 3.704% (Cost $—)	1	—
Total Investments (100.0%) (Cost $1,688,767)		2,934,886
Other Assets and Liabilities—Net (0.0%)		328
Net Assets (100%)		2,935,214
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A.  Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
B.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At January 31, 2026, 100% of the market value of the fund's investments was determined based on Level 1 inputs.
C.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Oct. 31, 2025 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Jan. 31, 2026 Market Value ($000)
Vanguard Explorer Fund	299,154	20,226	16,057	275	(7,320)	1,239	18,987	296,278
Vanguard Growth and Income Fund	610,557	55,336	26,949	4,142	(47,499)	1,994	53,342	595,587
Vanguard Market Liquidity Fund	—	NA1	NA1	—	—	—	—	—
Vanguard Mid-Cap Growth Fund	150,631	22,476	3,413	(206)	(27,700)	298	22,179	141,788
Vanguard U.S. Growth Fund	915,797	75,385	2,151	676	(131,236)	530	74,831	858,471
Vanguard Windsor Fund	581,416	38,367	30,201	1,118	2,599	5,417	32,345	593,299
Vanguard Windsor II Fund	450,316	43,350	28,908	2,307	(17,602)	3,285	40,064	449,463
Total	3,007,871	255,140	107,679	8,312	(228,758)	12,763	241,748	2,934,886
1	Not applicable—purchases and sales are for temporary cash investment purposes.